Exhibit 99.1

Investor Day September 12, 2016

Disclosure Regarding Forward-looking Statements 2 Statements made in this presentation may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue,” or comparable terminology. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate, and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Disclosure Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Reports on Form 10-K, as may be supplemented or amended by the Company's Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Dual-platform of class A office and multi-family assets Evolving office portfolio attracting substantial tenant interest Luxury multi-family portfolio with increasing cash flow Strategy-driven outperformance Operating initiatives delivering real results Management team committed to extracting value Improving balance sheet and debt service coverage

Introduction 4 On behalf of senior management and all of our 552 team members, we thank all of you who have joined us today to discuss Mack-Cali’s future. We realize that we have been the beneficiary of your confidence in our plan and as always, we greatly appreciate your support. Today is all about information. In the last year we enacted real change regarding our operations and have a great deal more to do in the upcoming year. We look forward today to an open and detailed dialogue about our strategy.

Leadership Team 5 Mike DeMarco President Mitch Rudin CEO Marshall Tycher Chairman, Roseland Tony Krug CFO Gary Wagner General Counsel Ricardo Cardoso CIO Chris DeLorenzo EVP of Leasing Andrew Marshall President of Roseland

Today’s Discussion 6 Review of 2015 and 2016 Performance Business Plan Portfolio Today Portfolio in 2018 Office Multi-Family 2017 Building Blocks Financial Overview Conclusion

Review of 2015 and 2016 Performance

Where We Started (June 2015) 8 25mm sq. ft. of office in 27 submarkets Leased percentage for office 82.3% Substantial development opportunities for office (no specific plans) 6,000 units principally owned in JVs/ subordinated interests Leased percentage for multi-family 97.6% Pipeline of 12,000 units to be developed FFO per share guidance for 2015 — $1.70 to $1.80 Senior unsecured debt rating BBB-/ Baa3 Fixed charge coverage ratio of 2.32x Credit line of $600 M largely undrawn Office Multi-Family Earnings Credit As of June 30, 2015

Company Today (15 months later) 9 Office: Targeted year end leased percentage of 90.0% Core market of 20mm sq. ft. Identified, high-value developments $600mm non core assets under contract for sale Completed complementary acquisitions Multi-family: Targeted 97% leased by year end 5,434 units (34% wholly owned) 2,560 units under construction 11,600 unit development pipeline Created Roseland Residential Trust Dual-platform company — office and multi-family focused on owning assets on the NJ Waterfront and other transit-based locations FFO per share guidance of $2.07 to $2.13 Sr. unsecured debt ratings: Baa3/BBB-/BB+ Fixed charge coverage of 2.6x As of June 30, 2016

Business Plan

20 / 15 Business Plan Overview 11 Created a simple, easy to communicate 39-month plan called 20 / 15 20mm sq. ft. of office / 15,000 luxury apartment units by 2018 The sole focus is to drive operating performance Close NAV gap and drive toward a premium Set ambitious, yet achievable goals Market will have tangible results by which to value shares

Completed Tasks, Last Twelve Months 12 100% STRATEGIC OPERATIONAL BALANCE SHEET / CAPITAL STRUCTURE Determined market mix Reduced staffing levels 5 year term loan at an all in rate of 3.13% Exited NYC, DC, MD, etc. Reduced operating costs Purchased in transit-based markets in Hoboken & Metropark Reduced G&A Non core asset sales- $400mm closed, $200mm under contract Cash savings of $18mm Interest cost savings of $7mm in 2016

Targets For Next 24 Months 1 100% STRATEGIC OPERATIONAL BALANCE SHEET / CAPITAL STRUCTURE Target 6% annual yield and 11% IRR on developments $10mm additional expense reductions Increase average term to 7 years and reduce average rate to 4% Up to $450mm non core asset sales through 2017 Target 90% leased by year-end 2016 for office portfolio Further reduce credit costs Commence six major capital improvement programs Target 93% leased by year-end 2017 for office portfolio Address $115mm 2016 and $530mm 2017 debt maturities Fund RRT through asset sales or other capital market activities Focus on: Balance Sheet/ Capital Allocation/ Long-Term Cash Flow

Portfolio Today

Long-Term Market Mix 15 The single most important decision is what to own long-term. Constantly evaluating what assets produce today versus what they may produce in the future. By the end of 2018, own a portfolio of only class A assets that produce returns in the top 25% of all office REITs. Today these markets include: Waterfront Short Hills Metropark Monmouth Potentially White Plains and Parsippany could achieve similar returns.

Mass Transit vs. Non Mass Transit Statistics 16 MARKET GROUP MARKET INVENTORY CLI INVENTORY CLI 2016 VACANCY RATES 2016 DIRECT VACANCY RATE 2015 DIRECT VACANCY RATE MARKET % FROM 2015 DIRECT GROSS ASKING RENT RATE CLI ASKING RENT RATE TRANSIT SERVED (MSF) Waterfront 21.4 5.1 8.4% 11.1% 12.8% -13.2% $37.53 $45-50 Short Hills 1.1 0.2 2.8% 5.3% 7.3% -27.3% $35.12 $40 Metropark 3.9 0.7 5.1% 14.3% 14.9% -17.4% $31.98 $37 Princeton 2.4 0.3 9.7% 13.3% 13.9% -4.3% $27.27 $32 Morristown 5.4 N/A N/A 19.3% 18.7% 3.2% $27.44 $30 Newark 14.7 0.2 0% 16.2% 18.3% -11.4% $27.86 $28 Total/Weighted Average 48.9 6.5 7.8% 13.6% 15.2% -10.5% $30.67 $45-50 NON MASS TRANSIT Parsippany 12.4 2.4 12.3% 23.3% 22.4% -4.0% $26.95 $28.00 Monmouth 11.1 1.6 6.8% 17.0% 13.3% 27.8% $25.56 $29.00 Bergen County 26.0 2.6 18.1% 15.9% 17.6% -9.6% $26.08 $28.00 Route 10/24 8.3 0.3 12.2% 28.8% 24.1% 19.5% $30.47 $30.00 I-78 Corridor 17.6 0.6 17.5% 13.1% 17.1% -23.3% $26.30 $29.00 Upper 287 10.4 N/A N/A 24.2% 24.9% -2.8% $18.98 N/A Meadowlands 6.6 N/A N/A 18.2% 19.3% -5.6% $25.75 N/A Total/Weighted Average 92.4 7.5 13.5% 18.7% 19.3% -3.1% $25.73 Total Market 141.3 14.0 10.8%

Market Mix – June 2015 17 SF by Category Current (MSF) Percent of Total Percent Leased Flex 5.3 21.3% 92.5% Waterfront 4.3 17.4% 82.5% Parsippany 2.9 11.5% 76.5% Other Assets 3.6 14.7% 82.8% DC & Maryland 1.3 5.2% 75.0% Monmouth 1.2 4.9% 94.3% Metropark 0.4 1.6% 99.7% Princeton 0.7 2.7% 76.9% NYC 0.5 2.1% 90.7% Paramus 3.1 12.7% 65.2% Cranford 0.8 3.2% 86.4% White Plains 0.7 2.7% 78.4% Grand Total 24.8 100% 82.3% As of June 30, 2015

Current Core Market Mix 18 SF by Category Current (MSF) % of Total Percent Leased Flex 5.3 26.8% 92.3% Waterfront* 5.2 25.8% 91.8% Parsippany 2.0 10.3% 86.3% Other Assets 1.7 9.8% 93.2% Monmouth 1.0 5.0% 97.0% Metropark 0.9 4.3% 95.9% Princeton 0.3 1.7% 90.3% Subtotal 16.4 83.7% 91.9% Paramus* 2.0 9.2% 82.5% Cranford 0.8 4.0% 80.5% White Plains 0.6 3.1% 77.7% Subtotal 3.4 16.3% 81.2% Grand Total 19.8 100% 90.0% Divesting over 5mm square feet – Improved core occupancy by 800 BPS As of July 31, 2016 * Results of two Fort Lee buildings totaling 268,000 sq ft reclassified from Paramus to Waterfront

Top 20 Assets – Will Represent Over 75% of Total Portfolio 19 Assets Estimated Market Value 1. Flex Portfolio $780 2. Harborside 1, 2, & 3 $700 3. 101 Hudson St., Jersey City $500 4. Harborside URL (multi) (1)(2) $430 5. Harborside 5 $425 6. Alterra and Chase I & II, MA (2) (multi) $400 7. Parsippany (office) $300 8. Portside 5/6 (2) & 7 (multi) $235 9. 111 River St., Hoboken $235 10 Port Imperial Hotel, Weehawken (2) $178 Assets Estimated Market Value 11. Building 11, Weehawken (2) $170 12. White Plains (office) $125 13. Harborside 8 & 9 (land at 100% interest) $115 14. Hyatt (50% interest) $100 15. 333/343 Thornall St., Metropark $100 16. Short Hills (office) $95 17. Harborside 6 & 7 (URL land) $90 18. Harborside 4 (land) $90 19. Harborside 4A (office) $90 20. 101 Wood Ave., Metropark $85 *Value in Millions (1) Without regard to joint venture interests (2) Projected market value upon completion Through acquisitions and development the asset quality is improving

Commercial Land Bank 20 Actionable Embedded Value Ability to expand in some of the high-growth markets Aspire to fully monetize the majority of land by 2018 Description Region Estimated Market Value Harborside 4 (JV with SJP) Jersey City, NJ $80.0 - $90.0 Harborside 6 & 7 (URL next stage) Jersey City, NJ $80.0 - $90.0 Harborside 8 & 9 (best M/F sites in JC) Jersey City, NJ $100.0 - $125.0 Princeton Land Sites (plan to sell) West Windsor, NJ $35.0 - $41.0 Parsippany Land Sites (Hotel, Health Club, Restaurant) Parsippany, NJ $10.0 - $13.0 Flex Land Sites (being utilized for development) NJ & NY $7.0 - $11.0 Eastpoint 2 (being sold) Lanham, MD $3.0 - $5.0 Port Imperial South (100% owned) Weehawken, NJ $85.0 - $95.0 Total Land Value $400.0 - $470.0 As of June 30, 2016 *Value in Millions

Portfolio in 2018

Office

Office Portfolio Repositioning Results in Improved Margins 23 By 2018 we could have an office portfolio of 10-12mm sq. ft. (without flex) Objectives: Own assets with rents above $35 psf Occupancy of 90-93% Assets with state-of-the-art amenities (class A) Dominance in specific sub markets Sustainable margins of 60-65% Generate long-term growth of at least 2-3% per annum

Multi-Family Development Creates a Significant Class A Portfolio 24 By 2018 we will have created a significant class A multi-family portfolio - Concentration on the Waterfront, Boston, suburban NJ, and DC New product with state-of-the-art amenities Substantially wholly owned Approximately 30% of Mack-Cali NOI when current projects/ pending starts stabilize The Metropolitan at 40 Park The Chase at Overlook Ridge

Office Portfolio Repositioning Harborside Waterfront and Retail Food hall Integrated waterfront access Enhanced retail offering Entertainment destination Metropark, Parsippany, Short Hills, Monmouth, and White Plains New conference rooms Full service cafes State of the art fitness centers Lounges with Wi-Fi access 25 $80mm revitalization of identified core assets and the Waterfront

NJ Waterfront —Long-Term Growth Opportunity To Create a True Live/ Work/ Play Neighborhood

MACK-CALI®

Office — Attract the TAMI tenants to propel growth

State-of-the-art technology, abundant access to power, access to great transportation

- Ferry service running directly to the west side of Manhattan (five minutes), home to Google, Twitter, and others
- PATH / Hudson-Bergen Light Rail / Hoboken Train Terminal / Penn Station / Newark Airport

Residential Rental — Becoming the 6th borough of NYC

Luxury rental homes with exceptional access to Manhattan

- 3,600 apartments and hotel keys operating or under construction today, ability to add 5,900 units
- Active deliveries include the recently opened 311-unit M2 at Marbella and the 69-story, 763-unit URL® Harborside Tower 1
- URL 2 and 3, Harborside 8 & 9, and Port Imperial equal 5,500 units

Retail — Three contiguous blocks up to 200,000 sq. ft.

Create a waterfront destination with spectacular Manhattan skyline views

- Add relevant retail, fitness, food concepts, and potential marina

26

Creation of Place 27 We now know how to recreate the Harborside complex - we now live here

Location Map 28

Harborside Details 29 4.4mm riders of Exchange Place PATH stop per year, and growing NJ/ NY Waterway Ferry service to Wall Street and Midtown 350 Citi bikes at 35 different locations Thousands of residential units within a 5 minute walk 10mm sq. ft. of office space within a 5 minute walk 150,000 sq. ft. of retail space 90+% occupancy, 15,000+ employees Interior promenade and exterior esplanade Indoor and outdoor waterfront seating with Manhattan views

Harborside Area Demographics 30 5 MINUTE DRIVE TIME 10 MINUTE DRIVE TIME 15 MINUTE WALK TIME 23,591 Total Population 78,177 Total Population 27,606 Total Population 31,659 Day Population 64,816 Day Population 37,653 Day Population $132,568 Avg. Household Income $107,637 Avg. Household Income $167,161 Avg. Household Income $65,332 Per Capita Income $50,547 Per Capita Income $83,067 Per Capita Income 85% Bachelor’s Degree 68% Bachelor’s Degree 84% Bachelor’s Degree

Five Steps to Transform Create a retail destination on the Waterfront (completed by 2018) Re-skin Harborside 1 and the east facing wall of Harborside creating floor to ceiling glass views of New York Create Harborside 1 as the finest building on the Waterfront (N2 back up power, new elevators, bathrooms, finest amenities) Potential to add 150,000 sq. ft. of GLA to Plaza 1 Potential to plan, design, and deliver a new tower at Plaza 4 (1.2mm sq. ft.) joint venture with SJP Properties 31

32 Rendering of Plaza 4 Plaza 4

33 Beer Garden and Food Market Entry

34 Food Hall

35 Waterfront Esplanade

36 Cocktail Lounge

37 Harborside Terminal

Harborside Today Retail Space of 100,000 sq. ft. 38

39 Proposed New Harborside Retail Space of 150,000 sq. ft.

Connectivity 40 Mack-Cali's state-of-the-art office properties offer a wide array of cutting edge technology, expansive bandwidth, and telecom redundancy. Our Tier 1 service has multiple points of entry and conduit operations, ultra-low latency, and gives you the option to select from an extensive list of carriers. Harborside 2 and 5 and 101 Hudson Street are Wired Certified Platinum. This best-in-class certification is awarded to the buildings with the fastest, most reliable internet connections. Tier 1 service provides – Multiple points of entry and conduit operations Ultra-low latency (speed) Option to select from an extensive list of carriers Harborside 1, 2, 3, 5, and 101 Hudson Street are also Wired Certified Platinum. This best-in-class certification is awarded to the buildings with the fastest, most reliable internet connections Harborside’s state-of-the-art office properties offer a wide array of cutting edge technology, expansive bandwidth, and telecom redundancy.

Economic Incentives and Programs 41 Grow NJ Provides job-based tax credits for job creation and retention Tax credits of $5,000 to $9,750 per job / per year, for up to 10 years for new jobs to the state Limited to specific “Qualified Incentive Areas” Urban Transit Hub municipalities (“UTH”) ‘Mega-projects’ – logistics, manufacturing, energy, defense, or maritime businesses in a port district Distressed municipalities Projects in other priority areas Eligibility: Minimum 35 new jobs and/or 50 retained jobs for most commercial projects Example – New Tenant to Jersey City New jobs at 6 employees (EEs) per 1,000 sf density # of New EEs SF Starting Rental Rate Base Rent / Yr 60,000 $40 / sf $2,400,000 360 (2,880,000) Effective Rent after Incentive 0 Base Award (UTH) $5,000 Bonuses Within 0.5 miles of transit station $2,000 251-400 jobs 500 Targeted Industry 500 $8,000 per job / per year or $2,880,000 per year If occupancy is higher than 6 EEs per 1,000sf, the tenant receives the further benefit, which adds to their NOI Award based on targeted industry Tenant must commit to 1.5 years of term to qualify for 1 year of benefit Urban Transit Hub location Doesn’t include increases in fixed rent or additional rent payable under the lease Retention benefit could be substantially less than as illustrated # of New EEs SF Starting Rental Rate Base Rent / Yr 60,000 $40 / sf $2,400,000 360 (2,880,000) (480,000) (Effective rent after incentive)

Tenants Taking Advantage of NJ Incentives 42 Company Size (SF) Addresss Number of Employees Incentive (Millions) JP Morgan Chase (Purchase) 1,098,265 575 Washington Street 3,612 $224.9 JP Morgan Chase 305,069 545 Washington Street 2,150 $187.8 Pearson Education 206,000 221 River Street 650 $90.0 RBC 206,861 30 Hudson Street 900 $78.7 WeWork (Joint Venture) 75,000 1 Journal Square 723 $59.0 Ernst & Young 168,165 121 River Street 430 $39.8 Omnicom Group* 79,771 Harborside Plaza 2 493 $39.4 Charles Komar 159,141 90 Hudson Street 480 $37.2 New York Life 114,691 30 Hudson Street 625 $33.8 New Avon, LLC 113,625 TBD 396 $31.6 Zurich Insurance * 64,413 Harborside Plaza 2 314 $28.2 Forbes Media 93,000 499 Washington Blvd. 350 $27.1 Newell Rubbermaid 99,975 221 River Street 300 $27.0 *CLI tenants

Multi-Family

Roseland Residential Trust (“RRT” or “Roseland”) is a fully integrated and scalable platform dedicated to the residential functions of Mack-Cali Roseland’s senior management team, with over 16 years of average experience at the company, oversees the platform’s development, construction, financing, acquisition and property management activities Roseland will (i) continue the build out and monetize its geographically desirable land portfolio, (ii) assess strategic repurposings of Mack-Cali office holdings and (iii) evaluate new marketplace development and acquisition opportunities We envision continued NAV and cash flow growth for the Roseland platform into the future 44 RiverTrace at Port Imperial Established Wholly Owned Subsidiary – Roseland Residential Trust Roseland Platform

45 Portfolio (Units) As of 2Q 2016 Year End 2017 Year end 2018 Operating 5,434 7,090 9,021 In-Construction 2,560 3,951 4,346 Subtotal — Operating / In-Construction 7,994 11,041 13,367 Residential Land 11,648 8,601 6,275 Total 19,642 19,642 19,642 Geographically Focused: Roseland’s portfolio is concentrated on the New Jersey Waterfront 45% of NAV Portfolio Growth: Roseland projects 9,021 operating units at year-end 2018 66% growth Marbella and M2 at Marbella Residential Portfolio Overview

Company Avg. Revenue Per Unit % of Portfolio (1) Gateway Mkts. Property (2) Quality Avg. Asset Age Percent Leased 84.9% A / A+ 96.7% $2,655 73.0% B+ / A- 22 96.3% $2,370 59.0% B+ / A- 20 95.4% $2,043 45.0% B / B+ 24 96.1% $2,022 41.0% B+ 19 96.2% $1,508 7.0% B+ / A- 15 95.4% $1,465 10.0% A / A+ 14 95.4% Source: Green Street Advisors, public company filings (as of Q4 2015 unless otherwise noted). “Gateway Markets” defined as Boston, New York City (including Northern New Jersey), Washington D.C., Los Angeles and San Francisco metropolitan areas. Per Green Street Advisors (except Roseland). Metrics as of Q3 2015 pro forma for sale of portfolio to Starwood and other non-core dispositions. 46 Roseland has a young and high quality portfolio more concentrated in metropolitan areas. Roseland Portfolio – Best In Class $2,420 11 RRT relatively greater on PSF basis Will trend younger with construction completions

47 Portfolio Total: 13,367 Operating and In-Construction units by year-end 2018 (3,533 in 2012) Average Ownership: 61% (38% in 2012) Subordinated Interests: Three remaining interests at year-end 2016 (nine at year-end 2015) (1) Includes 621 hotel keys. (2) Includes 1,915 apartments of Identified Repurposing pursuits Roseland envisions continued improvement across key metrics 2016 2017 2018 2016 2017 2018 2016 2017 2018 Multi-Family Portfolio Overview 11,648 2,560 5,434 10,431 3,669 5,542 7,090 3,951 8,601 6,275 4,346 9,021 - 5,000 10,000 15,000 Future Development In-Construction Operating & Lease-Up Q2 16 Q2 16 Q2 16

48 Acquisition Activity (generating greater ownership) Results Majority JV partner’s interest in The Chase at Overlook Ridge (4Q 2015) 100% ownership in The Chase at Overlook Ridge Majority partner’s interest in Portside at East Pier; Minority partner’s interest in Portside at East Pier, 5/6 and 1-4 (2Q 2016) 100% ownership in Portside at East Pier 100% ownership in Portside 5/6 and 1-4 Minority JV partner’s 25% subordinated interest in RiverTrace (1Q 2016) 50% subordinated interest in RiverTrace in Port Imperial. We are in discussions to convert this interest to heads-up ownership Land partner’s interest in five land parcels in Port Imperial (2Q 2016) 100% ownership in Parcels 11 (in construction), 8-9, 16, 1-3 Office, and Park Parcel (~1,000 units) JV partner’s interest in Port Imperial South Garage and Retail (2Q 2016) 70% ownership in Port Imperial Garage and Retail South up from 44% Land partner’s interest in Overlook Ridge (2014) 100% ownership in the In-Construction Chase II and remaining land parcels Roseland has spent net capital of $52mm* ($105mm acquisitions ; $53mm dispositions) to increase portfolio cash flow and ownership, while concurrently reducing subordinate interests. 2015/2016 Achievements Note: * Net of $37 mm of refinancing proceeds. Immediate cash flow increase of approximately $6.9 mm Material ownership gains of strategic land holdings (East Boston, Overlook Ridge, and Port Imperial

49 Disposition Activity (reducing subordinate interests) Results Subordinate interests in Morristown Station, RiversEdge and RiverParc Approximately $12.5mm proceeds 100 % interest in non-strategic Andover Place (3Q 2016) Approximately $40.5mm proceeds 2015/2016 Achievements (cont.) Note: * Net of $37 mm of refinancing proceeds. RiverTrace at Port Imperial Apts: 316 Operating RiverHouse 11 at Port Imperial Apts: 295 Started: Q1 2016 Portside at East Pier Apts: 175 Operating The Chase at Overlook Ridge Apts: 371 Operating Select acquisition highlights:

50 Since we met one year ago, Roseland has achieved the following development activity Lease-up Commencements Units: 311 Yield: [7.00%] Pending Completions (871 units) New Construction Starts (1) (1,999 units/keys) M2 at Marbella Quarry Place at Tuckahoe (Q3 2016) URL ® Harborside (Q1 2017) Marriott Hotels at Port Imperial Residences at City Square I Chase II at Overlook Ridge Portside 5/6 II at Portside Signature Place at Morris Plains RiverHouse 11 at Port Imperial 150 Monument (1) In addition, RRT has 1,011 units of pending 2016 starts 2015/2016 Achievements - Development Lease-Up Commencement Pending Completions Construction Starts (1) Units: 311 Yield: 6.92% Units: 871 units Yield: 6.78% Units: 1,895 Yield: 7.05% M2 at Marbella 75% leased Quarry Place at Tuckahoe Q3 2016 Marriott Hotels at Port Imperial Q3 2015 URL ® Harborside Q1 2017 Residences at City Square I Q3 2015 Chase II at Overlook Ridge Q3 2015 Portside II Q4 2015 Signature Place at Morris Plains Q4 2015 RiverHouse 11 at Port Imperial Q1 2016 150 Monument Q3 2016

51 The Company’s near-term capital requirements are approximately $234mm: The Company is projected to produce $88mm of Operating Property cash flow in 2020 – which is not contingent on any construction starts beyond 2017 Multi-Family Capital Plan Capital Requirements (thru 2017) - by category Total In-Construction Projects $50,292 2016 Starts (remaining) 80,914 2017 Starts 121,563 Additional Uses of Capital 21,000 Andover Disposition (40,000) Net RRT Capital Requirements $233,769 We envision the year-end 2017 capital expenditure requirement will be $185mm: Capital Requirements (thru 2017) - by year 2016 2017 2018 Annual Capital Requirement 18,994 165,957 48,819 Cumulative Capital Requirement 18,994 184,951 233,769

52 As of June 30, 2016, Roseland’s approximate $1.3 billion NAV was comprised of: Top NAV (net equity) contributors (45%) Alterra at Overlook Ridge - $190 mm URL ® Harborside I - $178 mm Chase I & II at Overlook Ridge - $82 mm Portside 7 & 5/6 at East Pier - $79 mm Marriott Hotels at Port Imperial - $56 mm Roseland – NAV Breakdown Plan

53 A primary synergistic component of the Mack-Cali/ Roseland combination is the repurposing of select office holdings to higher valued residential use Short Hills, NJ Apts: 200 Target Start: 4Q 2016 Signature Place Morris Plains, NJ Apts: 197 Started: 4Q 2015 Bala Cynwyd, PA Apts: 206 Target Start: 3Q 2016 Construction Start: Q4 2015 - Signature Place in Morris Plains, NJ (197 units) Q3 2016 - 150 Monument Road in Bala Cynwyd, PA (206 units) Pending Starts: Q4 2016 - 233 Canoe Brook Road in Short Hills, NJ (200 units; 240 keys) Future Starts: RRT holdings: 345 units Identified Candidates (future RRT transfers: 1,915 units) Repurposing Highlights

54 Port Imperial Waterfront – Operating and In-Construction 200-acre master plan community with two miles of waterfront directly across from midtown Manhattan Operating: 316 units, 1,586 parking spaces and 25mm sq. ft. retail space 667 units and keys in-construction Building 11 – 295 Units In-Construction PI Hotel – 372 Keys In-Construction RiverTrace – 316 Units Operating

55 Port Imperial Waterfront – Future Development Future development opportunities: 2,005 units, and 290,000 sq. ft. office P.I. South - Weehawken P.I. North – West New York Park Parcel 200 units Riverwalk C 363 units Parcel 2 200 units Parcel I 224 units Parcel 16 131 units Parcel J 141 units 1/3 Office 290,000 sq. ft. Parcel 6 471 units Parcel 8/9 275 units Riverwalk C – 363 Units 2017 Start PI South Bld. 8/9 – 275 Units 2017 Start

Jersey City Waterfront Directly across from Downtown Manhattan with 2,009 operating and in-construction units Future development opportunities: 3,900 units URL – 762 Units In-Construction M2 – 311 Units Operating Marbella – 412 Units Operating Monaco– 524 Units Operating Plaza 4 1,200,00 sq ft Plaza 6 1,500 Units Plaza 8 & 9 2,000 Units

2017 Building Blocks

2017 Building Blocks Finish the year at $2.07 to $2.13 of FFO per share We expect our debt maturity to be lengthened and interest cost reduced G & A and optional savings are targeted at $0.10 per share for 2017 We will continue to sell assets throughout 2017. Every $100mm will cost us $0.04 per share. We expect to sell between $400mm to $500mm through the year Rents are expected to roll up in 2017 as they have the first two quarters of 2016 End of 2017 we will have occupancy drop and will have to replace tenants on the Waterfront Roseland will start to contribute significantly in 2017, 2018, and 2019 58

2017 Building Blocks Deutsche Bank (Harborside Plaza 1) - 285,000 sq. ft. Forest Labs (Harborside Plaza 5) – 215,000 sq. ft. Mizuho (Hoboken) – 50,000 sq. ft. 59 Expect the following tenants to vacate the Waterfront towards the end of 2017: Combined with today’s vacancy of 245,000 sq. ft. we therefore will have 795,000 (15%) sq. ft. of leasing to do over the next four quarters or 198,750 per quarter. If we did, the Waterfront would be 100% leased.

Steps to Transform 60 Large blocks of vacant space will allow us to offer multiple options for leasing. The Deutsche space is part of the renovation of Plaza 1. This will be our finest building when completed. The Deutsche Bank unit is at $33 psf to $41 psf in current condition market and a $45 to $50 class A market after the renovation. The Hoboken space is our least concern as that market is less than 5% vacant with zero terminations in 2017. The Plaza 5 space is excellent and the current repositioning plan at Harborside should only make it more attractive.

Financial Overview

Sources and Uses of Funds 62 Actuals Projected Projected ($'s in millions) Jan. - Jun. Jul. - Dec. Full Year 2016 Sources FFO Net of Straight-Line Rent $97 $91 - $99 $188 - $196 Office Sales Net Proceeds 360 340 - 440 700 - 800 Net Proceeds from Roseland Residential Equity Raise - 150 - 150 150 - 150 Total Sources $457 $581 - $689 $1,038 - $1,146 Uses Base Bldg CapEx $8 $37 - $42 $45 - $50 Non-Incremental Leasing Costs 27 28 - 38 55 - 65 Incremental Leasing Costs 30 10 - 20 40 - 50 Multi-Family Acquisitions Net of Secured Debt 106 4 - 4 110 - 110 Office Acquisitions 116 234 - 484 350 - 600 Development Spending Net of Secured Debt 69 46 - 66 115 - 135 Net Investment in Unconsolidated Joint Ventures 5 15 - 15 20 - 20 Dividends / Distributions 30 30 - 30 60 - 60 Cash Available for Strategic Plan/ Reduction of Net Debt 66 177 - (10) 243 - 56 Total Uses $457 $581 - $689 $1,038 - $1,146 As of June 30, 2016

Capitalization and Debt Detail

MACK-CALI®

Market Capitalization ($mm)


$600.0 Unsecured Facility ($75.0 outstanding) 1.6%
Senior Unsecured Notes & Term Loans $1,412.5 28.3%
Property Mortgages $769.4 15.4%
MV of Equity[1] $2,725.2 54.7%

Total Market Capitalization
$4,982MM

Source: Company filings as of June 30, 2016
[1] Market price of $27.00 as of 6/30/16.

Debt Detail ($000s)

	Effective Interest Rate	Balance	Date of Maturity
2.500% Senior Unsecured Notes	2.803%	249,594	12/15/17
7.750% Senior Unsecured Notes	8.017%	249,333	08/15/19
4.500% Senior Unsecured Notes	4.612%	299,654	04/18/22
3.150% Senior Unsecured Notes	3.517%	270,841	05/15/23
Total Senior Unsecured Notes		$1,069,422	
Unamortized deferred financing costs		(4,480)	
Total Senior Unsecured Notes, Net		$1,064,942	
$600mm Unsecured Revolver	LIBOR+1.300%	75,000	07/31/17[1]
$350mm Unsecured Term Loan	LIBOR+1.300%	347,590	01/07/19[1]
Total Revolving Credit Facilities & Term Loans		$422,590	
4 Becker	9.550%	40,330	05/11/16
Curtis Center	LIBOR+5.912%	75,000	10/09/16[2]
Prudential	6.332%	142,443	01/15/17
150 Main Street	LIBOR+2.35%	20,929	03/30/17
Portside 7	LIBOR+2.35%	42,500	12/04/17
23 Main Street	5.587%	28,195	09/01/18
Port Imperial 4/5 Hotel	LIBOR+4.50%	3,094	10/06/18
Harborside Plaza 5	6.842%	215,723	11/01/18
Chase II	LIBOR+2.25%	8,680	12/15/18
Other mortgages maturing 2019+	Various	197,904	2019 - 2029
Total Secured Debt		$774,798	
Unamortized deferred financing costs		(5,375)	
Total Secured Debt, Net		$769,423	
Total Debt		$2,256,955	

Source: Company filings as of 6/30/16
[1] $600M revolver has two, six-month extension options for a final maturity in 2018. $350M term loan has two, one year extension options for a final maturity in 2021.
[2] Does not include built-in extension options

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Debt Breakdown 64 As of June 30, 2016 ($000s) Balance % of Total Weighted Average Interest Rate Weighted Average Maturity in Years Fixed rate unsecured debt and other obligations $1,425,000 62.64% 4.32% 3.97 Fixed rate secured debt 595,455 26.18% 6.39% 2.91 Variable rate secured debt 179,343 7.88% 4.54% 1.16 Variable rate unsecured debt 75,000 3.30% 1.76% 1.08 Total Debt & Weighted Average Rate $2,274,798 100.00% 4.79% 3.38 Adjustment for unamortized debt discount (5,578) Unamortized deferred financing costs (12,265) Total Debt, Net & Weighted Average Rate $2,256,955 100.00% 4.79% 3.38 As of June 30, 2016; maturities exclude scheduled amortization Note: $600M revolver has two, six-month extension options for a final maturity in 2018. $350M term loan has two, one year extension options for a final maturity in 2021. Manageable Debt Maturity Schedule ($mm) $685 $75 $348 $115 $205 $246 $85 $4 $73 $33 $250 $250 $300 $275 $350 $75 $0 $100 $200 $300 $400 $500 $600 $700 $800 2Q16 2017 2018 2019 2020 2021 2022 2023 2024 2025 + Secured Debt Senior Unsecured Notes Unsecured Term Loan $600mm Unsecured Revolver $ 530

65 Pro Forma Debt Transactions Fixed Rate Secured Debt Portside 7 Apts, E. Boston Refinance - $59mm @ 3.5% executed 7/8/2016, refinanced $42.5mm construction loan 101 Hudson St., Jersey City New Loan - $250mm @ ~3.10% expected to close by 9/30/2016 Prudential Portfolio Loan Repayment - $141mm @ 6.3% in 4Q-2016 Harborside Plaza V Early Refinance - $250mm @ ~4.25% for 10-12 years in 1Q-2017 Alterra Mortgage -$100mm @ ~3.10% expected 1/1/2017 for 7 year term Fixed Rate Unsecured Debt Unsecured Term Loan Issuance - $250mm to refinance the 2.5% Bonds maturing 12/15/2017 Unsecured Term Loan (Issued Jan. 2016) - Assume exercise both 1 year extension options from 1/7/2019 to 1/7/2021 Variable Rate Secured Debt Curtis Center - Exercise one year extension from 10/9/2016 to 10/9/2017 Multiple drivers to impact earnings during the execution of the plan:

Pro Forma Debt Breakdown 66 Pro Forma as of 6/30/16 ($000s) Balance % of Total Weighted Average Interest Rate Weighted Average Maturity in Years Fixed rate unsecured debt and other obligations $1,425,000 59.05% 4.40% 5.34 Fixed rate secured debt 851,533 35.28% 3.95% 9.13 Variable rate secured debt 136,842 5.67% 5.10% 1.62 Variable rate unsecured debt - 0.00% 0.00% - Total Debt & Weighted Average Rate $2,413,375 100.00% 4.28% 6.47 As of June 30, 2016; maturities exclude scheduled amortization Note: $600mm revolver has two, six-month extension options for a final maturity in 2018. $350mm term loan has two, one year extension options for a final maturity in 2021. Manageable Pro Forma Term Debt Maturity Schedule ($mm) $96 $38 $86 $4 $132 $100 $533 $250 $300 $275 $350 $250 $0 $100 $200 $300 $400 $500 $600 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 + Secured Debt Senior Unsecured Notes Unsecured Term Loan $339 $407 $354 $550

NAV Building Blocks Today

MACK-CALI®

	Rentable Area (MSF) / Apt Units	Adjusted 2H-16 Annualized Cash NOI Projection	Cap Rate Range Low	Cap Rate Range High	Value Range Low	Value Range High
Commercial						
NJ Waterfront - NOI (1)	4.884	$ 98.5	6.00%	6.50%	$ 1,515	$ 1,642
NJ Waterfront - Assumes $9.1M NOI to begin in 2017 (2)			6.00%	6.50%	140	152
NJ Waterfront					1,655	1,794
Flex	5.208	48.8	6.00%	6.50%	750	813
Core Suburban Office (3)	9.664	126.6	7.50%	8.00%	1,583	1,688
Non - Core (4)	3.898	34.4			350	350
Commercial (Hotel / Office) Unconsolidated JV interests (5)					158	173
Land - Harborside Plaza 4, 1.067msf (6)					84	84
Commercial Land, CIP & Other (7)					100	100
Total Commercial Share of Portfolio	**23.654**	**$ 308.3**			**$ 4,680**	**$ 5,002**
Multi- Family						
Operating Properties	Units					
Wholly Owned (8)	1,847	$ 25.2	4.65%	5.00%	$ 504	$ 542
Joint Ventures (8)	1,624				216	233
Subordinated Interests (8)	1,963				76	84
Operating Properties Sub-total					796	859
In Construction Properties						
Wholly Owned & Unconsolidated (9)	2,560				400	441
Pre/Future - Development Properties						
Wholly Owned & Unconsolidated (10)	11,648				224	248
Fee Income Business / Other (11)					10	10
Total Multi-Family Share of Portfolio	**19,642**				**$ 1,430**	**$ 1,558**
Total Commercial & Multi-Family Gross Asset Value					**$ 6,110**	**$ 6,560**
Less:						
Market Management Fee (12)		$ (18.0)	7.50%	7.50%	(240)	(240)
Total Debt and Other Liabilities						
Office / Commercial Share of Consolidated Debt (13)					$ (2,228)	$ (2,228)
Multi- Family Share of Consolidated Debt (13)					(209)	(209)
Total Debt and Other Liabilities					**$ (2,437)**	**$ (2,437)**
Approximate Net Asset Value range					$ 3,433	$ 3,883
Approximate Net Asset Value per share range (100.4MM shares) (14)					**$ 34.19**	**$ 38.67**

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Source: Company filings as of June 30, 2016

NAV Analysis Footnotes 68 Source: Company filings as of June 30, 2016 (1) Includes projected NOI for 111 River Acquisition $235MM on July 1, 2016. Waterfront square footage includes 566,000 SF for this acquisition. (2) Company has signed approximately 200,000 SF of leases in Jersey City to begin around the end of 2016. (3) Includes projected NOI for 101 Wood Acquisition $82MM on June 2, 2016. (4) NOI from non-core properties owned after all completed sales through July 2016. Non-core square footage excludes 375,800 SF for completed asset sales in July 2016. (5) Estimated market values for Hyatt Hotel ($7MM @ 7.0%) less share of ($32MM) debt, Curtis Center ($88MM), Red Bank ($5MM) and 12 Vreeland ($4MM). For further detail on these ventures, please refer to p. 48 in the Mack-Cali supplemental. (6) Land value assumed at $75 PSF based on new building construction proforma with lease rates of $50 PSF. Asking rents in Plaza 5, adjacent to this site, are mid-$40's PSF. For further detail, please refer to the Mack-Cali supplemental p. 53. (7) Estimated market values for land in Princeton (1.007 MSF), Parsippany (0.274 MSF) and in other land parcels (0.477 MSF), totaling 1.757msf. Estimated value for Wegman's Shopping Center Project (0.170msf) $1.8MM NOI capped @ 4.5% and potential additional $0.6MM in ground rent capped @ 5.0%. Includes $28.75MM in 1031 proceeds. For further detail, please refer to the Mack-Cali supplemental p. 53. (8) For further detail on these projects, please refer to the Roseland supplemental p. 23-27. (9) For further detail on these projects, please refer to the Roseland supplemental p. 28-31. (10) Source: Roseland supplemental p. 32 & 33. (11) Source: Roseland supplemental p.12. (12) Represents an estimate of the cost for a management fee based on 3.0% percent of revenues, as the NOI presented is before any cost for managing the portfolio. (13) Source: Mack-Cali supplemental p. 26 & 46; Roseland supplemental p. 17. Includes proforma $210 MM increase in line borrowings for 111 River acquisition and $26MM decrease for asset sales completed as of July 31, 2016. (14) Source: Mack-Cali supplemental p. 25. Definitions: Net Asset Value (NAV): We consider NAV to be a useful metric for investors to estimate the fair value of the Mack-Cali and Roseland platforms. The metric represents the net projected value of the Company’s interest after accounting for all priority debt and equity payments. The metric includes capital invested by the Company. Net Operating Income (NOI): Total property revenues less real estate taxes, utilities and operating expenses.

Conclusion

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